KORSUVA™ Injection KALM-1 Phase 3 Pivotal Topline Results A Multicenter, Randomized, 12-Week Double-Blind, Placebo-Controlled U.S. Study to Evaluate the Safety and Efficacy of Intravenous Dose of CR845 (KORSUVA™ Injection, 0.5 mcg/kg) In Patients Undergoing Hemodialysis With Moderate-to-Severe Pruritus Exhibit 99.2

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “objective,” “ongoing,” “plan,” “propose,” “potential,” “projected”, or “up-coming” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. Examples of these forward-looking statements in this presentation include, among other things, statements concerning plans, strategies and expectations for the future, including statements regarding the expected timing of our planned clinical trials and the potential results of ongoing and planned clinical trials. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as well as those set forth from time to time in the Company’s other SEC filings, available at http://www.sec.gov. Any forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

Executive Summary KALM-1 Phase 3 pivotal study of KORSUVA™ Injection met primary and all secondary endpoints for the treatment of moderate-to-severe pruritus associated with chronic kidney disease in subjects undergoing hemodialysis KORSUVA™ Injection was generally well tolerated with the safety profile consistent with prior studies at the 0.5 mcg/kg dose Breakthrough designation in the US for this indication

KALM-1 Phase 3 Pivotal Study Design KORSUVA 0.5 mcg/kg after each hemodialysis session Screen 1-1 Randomization Placebo after each hemodialysis session BASELINE WEEK 12 Endpoints: Week 12 Primary Proportion of subjects achieving ≥3 point improvement from baseline in weekly mean of daily worst itching intensity NRS (WI-NRS) Secondary Proportion of subjects achieving ≥4 point improvement from baseline in weekly mean of daily WI-NRS Change from baseline in itch-related Quality of Life as measured by 5-D Itch and Skindex-10 questionnaires 7-day Run- In 52 Week Open-Label Extension Ongoing

Total Randomized (n=378) *1 subject was randomized to Placebo but did not receive study drug KALM-1: Disposition in Double-blind Treatment Period KORSUVA (N=189) Placebo (N=188*) Completed 170 (90%) Discontinued 18 (10%) Adverse event 9 Subject withdrew consent 6 Subject non-compliance 1 Eligibility 2 Other 0 Completed 162 (86%) Discontinued 27 (14%) Adverse event 14 Subject withdrew consent 8 Subject non-compliance 1 Eligibility 1 Other 3

KALM-1: Key Baseline Disease Characteristics Baseline Characteristic Mean (SD) or % Placebo N = 188 KORSUVA N = 189 Years Undergoing Hemodialysis, 4.7 (4.22) 4.4 (3.98) Years of Pruritus 3.5 (3.37) 3.2 (3.24) Use of Anti-Itch Medication 41.5% 38.1 % Baseline Worst Itching Intensity NRS 7.3 (1.61) 7.1 (1.44) Baseline 5-D Itch Total Score 17.9 (3.47) 16.9 (3.47) Baseline Skindex-10 Total Score 38.3 (15.40) 36.2 (14.36) NRS: Numeric Rating Scale (0 to 10) where 0 = no itch and 10 = worst itching imaginable 5-D Itch score ranges from 0 to 25 (lower scores indicate better QoL and reduced itch symptoms) Skindex-10 scale ranges from 0 to 60 (lower scores indicate better QoL)

Primary Endpoint: ≥3 point improvement WI-NRS (Wk 12) KORSUVA subjects >2.5 times more likely to experience ≥3 point improvement % of Subjects Estimated percentage & P-value based on a logistic regression model with terms for treatment group, baseline WI-NRS score, and strata Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption Odds Ratio: 2.72

Secondary: ≥4 point improvement WI-NRS (Wk 12) KORSUVA subjects ~3 times more likely to experience ≥4 point improvement % of Subjects Estimated percentage & P-value based on a logistic regression model with terms for treatment group, baseline WI-NRS score, and strata Missing data imputed using multiple imputation MI) under missing at random (MAR) assumption Odds Ratio: 2.9

KALM-1 Change in Worst Itching Intensity NRS Over Time LS Means from MMRM with terms for treatment group, week, week by treatment interaction, baseline score and strata Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption Significant differences in WI-NRS Change between KORSUVA and Placebo Starting at Week 1 LS Means over time Weeks in Double-blind Treatment Period Change from Baseline * P < .05, ** P < .001

Secondary Endpoints: 5D-Itch and Skindex-10 at Week 12 Demonstrated significant improvements in itch-related QoL measures 35% improvement over placebo 5-D Skindex-10 P = 0.0009 P = 0.0004 LS Mean, standard error & P-value based on ANCOVA with terms for treatment group, baseline score, and strata Missing values imputed using multiple imputation (MI) under MAR assumption 43% improvement over placebo

KALM-1 Phase 3 Pivotal Results Summary Study met primary and all secondary endpoints Endpoints at Week 12 KORSUVA 0.5 mcg/kg vs placebo P Value Primary Proportion subjects with ≥3 point improvement in weekly mean of daily WI-NRS 0.000019 Secondary Proportion subjects ≥4 point improvement in weekly mean of daily WI-NRS Change from baseline in 5-D Itch score Change from baseline in total Skindex-10 score 0.000032 0.0009 0.0004

KALM-1 Summary of Safety Treatment-emergent Adverse Events Placebo N = 188 n (%) KORSUVA N = 189 n (%) Subjects with at least one treatment-emergent adverse event 117 (62) 130 (69) Subjects with at least one serious treatment-emergent adverse event 41 (22) 49 (26) Deaths 2 (1) 2 (1) Non-fatal SAEs 39 (21) 47 (25) Treatment-emergent adverse events resulting in discontinuation 9 (4.8) 14 (7.4)

KALM-1 Most Commonly Reported TEAEs Treatment-emergent Adverse Events at ≥5% frequency Placebo N = 188 n (%) KORSUVA N = 189 n (%) Diarrhea 7 (3.7) 18 (9.5) Dizziness 2 (1.1) 13 (6.9) Vomiting 6 (3.2) 10 (5.3) Nasopharyngitis 10 (5.3) 6 (3.2)

Conclusions KALM-1 Phase 3 pivotal study KALM-1 with KORSUVA™ Injection met primary and all secondary endpoints, demonstrating statistically robust improvements in itch intensity and itch-related quality of life measures KORSUVA™ Injection was generally well tolerated with a safety profile consistent with prior studies in this patient population Second pivotal Phase 3 study (KALM-2) continues to enroll with top line data expected in 2H 2019 based on current enrolment expectations